UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 23, 2008

_____________________________________________________________________

COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2008, Covenant Transport, Inc., a Tennessee corporation ("CTI"), CTG Leasing Company, a Nevada corporation ("CTGL"), Covenant Asset Management, a Nevada corporation ("CAM"), Southern Refrigerated Transport, Inc., an Arkansas corporation ("SRT"), Covenant Transport Solutions, Inc., a Nevada corporation ("CTS"), Star Transportation, Inc., a Tennessee corporation ("Star"; and collectively with CTI, CTGL, CAM, SRT, and CTS, the "Borrowers"; and each of which is a direct or indirect wholly-owned subsidiary of Covenant Transportation Group, Inc., a Nevada corporation (formerly known as Covenant Transport, Inc., and herein referred to as, the "Company")), and the Company entered into a Third Amended and Restated Credit Agreement with Bank of America, N.A., as agent (the "Agent"), JPMorgan Chase Bank, N.A. ("JPM"), and Textron Financial Corporation ("Textron"; and collectively with the Agent, and JPM, the "Lenders") that matures September 23, 2011 (the "Credit Agreement"). The Credit Agreement takes the place of that certain Second Amended and Restated Credit Agreement with the Agent and other lenders, originally entered into on December 21, 2006, as subsequently amended, which was scheduled to mature December 20, 2011.  Contemporaneously with the funding of the Credit Agreement, the Company, using a portion of the proceeds from the Credit Agreement, paid off the obligations of its wholly-owned subsidiary, CVTI Receivables Corp., a Nevada corporation, under its accounts receivable securitized loan facility with Three Pillars Funding LLC and SunTrust Robinson Humphrey, Inc., and terminated the SunTrust securitization facility.

The Credit Agreement is structured as an $85.0 million revolving credit facility, with an accordion feature that, so long as no event of default exists, allows the Borrowers to request an increase in the revolving credit facility of up to $50.0 million.  Borrowings under the Credit Agreement are classified as either "base rate loans" or "LIBOR loans".  Base rate loans accrue interest at a base rate equal to the Agent's prime rate plus an applicable margin that is adjusted quarterly between 0.625% and 1.375% based on average pricing availability. LIBOR loans accrue interest at LIBOR plus an applicable margin that is adjusted quarterly between 2.125% and 2.875% based on average pricing availability. The Credit Agreement includes, within its $85.0 million revolving credit facility, a letter of credit sub facility in an aggregate amount of $85.0 million and a swing line sub facility in an aggregate amount equal to the greater of $10.0 million or 10% of the Lenders' aggregate commitments under the Credit Agreement from time to time.  An unused line fee that is adjusted quarterly between 0.25% and 0.375% is applied to the average daily amount by which the Lenders' aggregate revolving commitments under the Credit Agreement exceed the outstanding principal amount of revolver loans and the aggregate undrawn amount of all outstanding letters of credit issued under the Credit Agreement.  The obligations of the Borrowers under the Credit Agreement are guaranteed by the Company and secured by a pledge of substantially all of the Borrowers' assets, with the notable exclusion of any real estate or revenue equipment financed with purchase money debt, including, without limitation, tractors financed through the Company's $200.0 million line of credit from Daimler Truck Financial.

Borrowings under the Credit Agreement are subject to a borrowing base limited to the lesser of (A) $85.0 million, minus the sum of the stated amount of all outstanding letters of credit; or (B) the sum of (i) 85% of eligible accounts receivable, plus (ii) the lesser of (a) 85% of the appraised net orderly liquidation value of eligible revenue equipment, (b) 95% of the net book value of eligible revenue equipment, or (c) 35% of the Lenders' aggregate revolving commitments under the Credit Agreement, plus (iii) the lesser of (a) $25.0 million or (b) 65% of the appraised fair market value of eligible real estate.  The borrowing base is limited by a $15.0 million availability block, plus any other reserves as the Agent may establish in its judgment.  The Credit Agreement contains a single financial covenant, which requires the Company to maintain a consolidated fixed charge coverage ratio of at least 1.0 to 1.0.

The Credit Agreement includes usual and customary events of default for a facility of this nature and provides that, upon the occurrence and continuation of an event of default, payment of all amounts payable under the Credit Agreement may be accelerated, and the Lenders' commitments may be terminated.  The Credit Agreement contains certain restrictions and covenants relating to, among other things, dividends, liens, acquisitions and dispositions, affiliate transactions, and total indebtedness.

This description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which will be filed with the Company's Form 10-Q for the quarter ending September 30, 2008.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On September 29, 2008, the Company issued a press release announcing the Credit Agreement. A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99	Covenant Transportation Group, Inc. press release announcing the Third Amended and Restated Credit Agreement and Update on Third Quarter Results.

The information contained in Items 7.01 and 9.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in the exhibit hereto contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: September 29, 2008	By:	/s/ Richard B. Cribbs
Richard B. Cribbs
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Covenant Transportation Group, Inc. press release announcing the Third Amended and Restated Credit Agreement and Update on Third Quarter Results.